UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 1, 2006
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE State or Other Jurisdiction of Incorporation or Organization	000-29598 Commission File No.	36-3252484 I.R.S. Employer Identification Number
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On March 1, 2006, the Company will participate in the Midwest Super-Community Bank Conference in Chicago, Illinois. Attached as Exhibit 99.1 is a copy of the presentation for this conference.
Item 8.01. Other Events
     On March 1, 2006, the Company will participate in the Midwest Super-Community Bank Conference in Chicago, Illinois. Attached as Exhibit 99.1 is a copy of the presentation for this conference.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
     This document and the attachments hereto contain comments and information that constitute “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. When used in this press release, the words “believes,” “estimates,” “expects,” “should,” and “anticipates,” and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.
ADDITIONAL INFORMATION
     In connection with the proposed acquisition of Royal by the Company, the Company will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of the Company’s common stock to be issued to the shareholders of Royal. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Royal seeking their approval of the proposed transaction.

     INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ROYAL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov . Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to the Company, 501 W. North Avenue, Melrose Park, Illinois 60160, Attention: Investor Relations (telephone number (708) 865-1053) or Royal, 1604 W. Colonial Parkway, Inverness, Illinois 60067, Attention: Investor Relations (telephone number (847) 202-8300).
     The Company, Royal and their respective directors, executive officers, and certain other members of management may be deemed to be participants in the solicitation of proxies from the shareholders of Royal in connection with the merger transaction. For information about the Company’s directors, executive officers and members of management, shareholders are asked to refer to the most recent proxy statement issued by the Company, which is available on its web site and at the address provided in the preceding paragraph. Information regarding Royal’s directors, executive officers and members of management and their respective interests in the proposed transaction will be available in the proxy statement/prospectus of the Company and Royal described above and other relevant materials to be filed with the SEC.
Note: the information in this report (including exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits

(c)	Exhibits. The following materials are filed (or furnished with respect to Exhibit 99.1) as exhibits to this Current Report on Form 8-K:

99.1 Presentation for the Midwest Super-Community Bank Conference on March 1, 2006.

99.2 Core Net Income Reconciliation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
Date: March 1, 2006	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Senior Vice President and Chief Financial Officer